Exhibit 99-6

DELOITTE & TOUCHE LLP

250 East Fifth Street
Post Office Box 5340
Cincinnati, Ohio 45202
Telephone: (513) 784-7100

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following documents of our report dated August 6, 2004, except as to Notes 1 (New Pronouncements and Reclassifications), 4 and 12, which are as of October 21, 2004, appearing in this report on Form 8-K of The Procter & Gamble Company dated October 22, 2004.

1.	Amendment No. 1 on Form S-8 Registration Statement No. 33-31855 on Form S-4 (now S-8) for the 1982 Noxell Employees’ Stock Option Plan and the 1984 Noxell Employees’ Stock Option Plan;

2.	Post Effective Amendment No. 1 to Registration Statement No. 33-49289 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

3.	Registration Statement No. 33-47656 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

4.	Registration Statement No. 33-50273 on Form S-8 for The Procter & Gamble Commercial Company Employees’ Savings Plan;

5.	Registration Statement No. 33-51469 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors’ Stock Plan;

6.	Registration Statement No. 333-05715 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan;

7.	Post Effective Amendment No. 2 to Registration Statement No. 33-59257 on Form S-3 for The Procter & Gamble Shareholder Investment Program;

8.	Registration Statement No. 333-14381 on Form S-8 for Profit Sharing Retirement Plan of The Procter & Gamble Commercial Company;

9.	Registration Statement No. 333-14397 on Form S-8 for Procter & Gamble Subsidiaries Savings Plan;

10.	Registration Statement No. 333-21783 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);

11.	Registration Statement No. 333-37905 on Form S-8 for The Procter & Gamble Future Shares Plan;

12.	Registration Statement No. 333-51213 on Form S-8 for Group Profit Sharing, Incentive, and Employer Contribution Plan (France);

13.	Registration Statement No. 333-51219 on Form S-8 for Procter & Gamble Ireland Employees Share Ownership Plan;

14.	Registration Statement No. 333-51221 on Form S-8 for Employee Stock Purchase Plan (Japan);

15.	Registration Statement No. 333-51223 on Form S-8 for Savings and Thrift Plan (Saudi Arabia);

16.	Registration Statement No. 333-34606 on Form S-8 for The Procter & Gamble Future Shares Plan;

17.	Registration Statement No. 333-40264 on Form S-8 for Savings and Thrift Plan Saudi Arabia;

18.	Registration Statement No. 333-44034 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

19.	Registration Statement No. 333-47132 on Form S-8 for Employee Stock Purchase Plan (Japan);

20.	Registration Statement No. 333-49764 on Form S-3 for The Procter & Gamble U.K. Share Investment Scheme;

21.	Registration Statement No. 333-75030 on Form S-8 for The Procter & Gamble 2001 Stock and Incentive Compensation Plan;

22.	Registration Statement No. 333-100561 on Form S-8 for The Procter & Gamble (U.K.) 1-4-1 Plan;

23.	Registration Statement No. 333-108753 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan;

24.	Registration Statement No. 333-108991 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);

25.	Registration Statement No. 333-108992 on Form S-8 for Savings and Thrift Plan (Saudi Arabia);

26.	Registration Statement No. 333-108993 on Form S-8 for Employee Stock Purchase Plan (Japan);

27.	Registration Statement No. 333-108994 on Form S-8 for Procter & Gamble Ireland Employees Share Plan;

28.	Registration Statement No. 333-108995 on Form S-8 for Group Profit Sharing, Incentive, and Employer Contribution Plan (France);

29.	Registration Statement No. 333-108997 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

30.	Registration Statement No. 333-108998 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors’ Stock Plan;

31.	Registration Statement No. 333-108999 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

32.	Registration Statement No. 333-111304 on Form S-8 for The Procter & Gamble 2003 Non-Employee Directors’ Stock Plan;

33.	Registration Statement No. 333-111305 on Form S-8 for The Procter & Gamble U.K. Share Investment Scheme; and,

34.	Amendment No. 1 to Registration Statement No. 333-113515 on Form S-3 for The Procter & Gamble Company Debt Securities and Warrants.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

October 21, 2004